PARENT COMPANY INFORMATION (Details 1) $ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2017 COP ($)	Dec. 31, 2017 USD ($) [1]	Dec. 31, 2016 COP ($)	Dec. 31, 2015 COP ($)
Operating revenue
Equity method income, net	$ 171,964		$ 140,765	$ 230,398
Other revenue from ordinary activities	439,579		750,648	723,361
Expenses, net
Administrative expenses	4,513,148		4,409,199	3,878,786
Other expenses	8,828,836	$ 2,958.7	8,519,773	7,609,115
Net income before taxes	4,915,227	1,647.2	5,573,845	5,224,656
Income tax expense	1,752,794	587.4	2,056,909	1,878,970
Net income	3,162,433	$ 1,059.8	3,516,936	3,345,686
Parent [Member]
Operating revenue
Equity method income, net	2,005,155		2,330,814	2,331,965
Other revenue from ordinary activities	234,502		77,387	75,262
Total operating revenue	2,239,657		2,408,201	2,407,227
Expenses, net
Administrative expenses	89,823		98,130	79,908
Other expenses	274		168	337
Gains (losses) from exchange differences	98		(1,085)	(29,760)
Operating income	2,149,658		2,308,818	2,297,222
Financial expenses	133,171		125,585	68,512
Net income before taxes	2,016,487		2,183,233	2,228,710
Income tax expense	51,568		5,620	6,571
Net income	$ 1,964,919		$ 2,177,613	$ 2,222,139

[1]	2.4 Convenience translation in to U.S. dollars: The presentation currency of Grupo Aval´s consolidated financial statements is the Colombian Peso. The U.S. dollar amounts disclosed in the accompanying consolidated financial statements are presented solely for the convenience of the reader, dividing the Colombian peso amounts by the exchange rate of Ps. 2,984.00 per US$1.00, which is the market exchange rate at December 31, 2017, as calculated by the Central Bank of Colombia. The use of this methodology in translating Colombian pesos into U.S. dollars is referred to as the “U.S. dollar translation methodology,” and should not be construed as a representation that the Colombian peso amounts actually represent or have been, or the amount that could be converted into U.S. dollars at that rate or any other rate.